SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 1999


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated May 1, 1999, providing for the issuance of C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127                  13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 1999 ( the "Agreement"), among Merrill Lynch
Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On August 25, 1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  September 1, 1999              By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Statement to Certificateholders                    5
                         August 25, 1999.

                                  Exhibit 99.1

                         Statement to Certificateholders
                                August 25, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               August 25, 1999


-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        141,832,106.00    139,526,188.98    530,442.23  813,902.77 1,344,345.00         0.00           0.00      138,995,746.75
IAPO          161,894.00        158,043.51        176.01        0.00       176.01         0.00           0.00          157,867.50
IM1         1,110,000.00      1,102,510.37      1,202.23    6,431.31     7,633.54         0.00           0.00        1,101,308.14
IM2           740,000.00        735,006.92        801.49    4,287.54     5,089.03         0.00           0.00          734,205.43
IM3           740,000.00        735,006.92        801.49    4,287.54     5,089.03         0.00           0.00          734,205.43
IB1           740,000.00        735,006.92        801.49    4,287.54     5,089.03         0.00           0.00          734,205.43
IB2           740,000.00        735,006.92        801.49    4,287.54     5,089.03         0.00           0.00          734,205.43
IB3         1,849,418.00      1,836,939.21      2,003.09   10,715.47    12,718.56         0.00           0.0         1,834,936.12
IIA1       84,958,000.00     80,783,436.40  2,658,249.78  381,280.99 3,039,530.77         0.00           0.00       78,125,186.62
IIA2       43,008,000.00     40,895,461.15    675,426.30  187,906.12   863,332.42         0.00           0.00       40,220,034.85
IIM1       10,529,000.00     10,529,000.00          0.00   65,981.73    65,981.73         0.00           0.00       10,529,000.00
IIM2        8,909,000.00      8,909,000.00          0.00   61,323.62    61,323.62         0.00           0.00        8,909,000.00
IIB1        7,694,000.00      7,694,000.00          0.00   53,216.83    53,216.83         0.00           0.00        7,694,000.00
IIB2        3,644,000.00      3,644,000.00          0.00   21,256.67    21,256.67         0.00           0.00        3,644,000.00
IIB3        3,240,000.00      3,240,000.00          0.00   18,900.00    18,900.00         0.00           0.00        3,240,000.00
X                   0.00              0.00          0.00        0.00         0.00         0.00           0.00                0.00
R                   0.00              0.00          0.00        0.00         0.00         0.00           0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS    309,895,418.00    301,258,607.30  3,870,705.60 1,638,065.675,508,771.27         0.00           0.00      297,387,901.70
-----------------------------------------------------------------------------------------------------------------------------------
IAIO      144,330,149.22    142,294,130.82          0.00  144,789.78   144,789.78         0.00           0.00      141,760,716.87
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                CURRENT                           CURRENT
                     PRINCIPAL                                            PRINCIPAL                         PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL    INTEREST      TOTAL     FACTOR              CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA     12489WAR5     983.74192498    3.73993058   5.73849457   9.47842515   980.00199440        IA             7.000000%
IAPO   12489WAT1     976.21598083    1.08719285   0.00000000   1.08719285   975.12878797        IAPO           0.000000%
IM1    12489WAU8     993.25258559    1.08309009   5.79397297   6.87706306   992.16949550        IM1            7.000000%
IM2    12489WAV6     993.25259459    1.08309459   5.79397297   6.87706757   992.16950000        IM2            7.000000%
IM3    12489WAW4     993.25259459    1.08309459   5.79397297   6.87706757   992.16950000        IM3            7.000000%
IB1    12489WBC7     993.25259459    1.08309459   5.79397297   6.87706757   992.16950000        IB1            7.000000%
IB2    12489WBD5     993.25259459    1.08309459   5.79397297   6.87706757   992.16950000        IB2            7.000000%
IB3    12489WBE3     993.25258541    1.08309209   5.79396870   6.87706078   992.16949332        IB3            7.000000%
IIA1   12489WAX2     950.86320770   31.28898726   4.48787624  35.77686351   919.57422044        IIA1           5.663750%
IIA2   12489WAY0     950.88032808   15.70466657   4.36909691  20.07376349   935.17566150        IIA2           5.513750%
IIM1   12489WAZ7   1,000.00000000    0.00000000   6.26666635   6.26666635 1,000.00000000        IIM1           7.520000%
IIM2   12489WBA1   1,000.00000000    0.00000000   6.88333371   6.88333371 1,000.00000000        IIM2           8.260000%
IIB1   1249WBB9    1,000.00000000    0.00000000   6.91666623   6.91666623 1,000.00000000        IIB1           8.300000%
IIB2   12489WBF0   1,000.00000000    0.00000000   5.83333425   5.83333425 1,000.00000000        IIB2           7.000000%
IIB3   12489WBG8   1,000.00000000    0.00000000   5.83333333   5.83333333 1,000.00000000        IIB3           7.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS               972.12991804   12.49036086   5.28586605  17.77622691   959.63955717
-------------------------------------------------------------------------------------------  ------------------------------------
IAIO   12489WAS3     985.89332575    0.00000000   1.00318458   1.00318458   982.19753555         IAIO           1.221046%
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KIMBERLY COSTA
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3247
                       Email: kimberly.k.costa@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                                  August 25, 1999

                    Group 1 Available Funds                                                                       1,530,018.99
                    Group 2 Available Funds                                                                       4,123,542.05

Overcollateralization Information
                    Overcollateralization Amount(prior to Extra PDA)                                              1,015,317.92
                    Overcollateralization Release Amount                                                                  0.00
                    Overcollateralization Deficiency Amount                                                       1,414,423.93
                    Target Overcollateralization Amount                                                           2,429,741.85

                    Extra Principal Distribution Amount                                                             369,665.23
                    Monthly Excess Interest Amount                                                                  369,665.23
                    Monthly Excess Cashflow Amount                                                                  369,665.23
                    Overcollateralization Deficiency (After Distribution)                                         1,044,758.70
                    Overcollateralization Amount (After Distribution)                                             1,384,983.15

Fees and Advances
                    Servicing Fee                                                                                   110,784.58
                    Trustee Fee                                                                                       2,518.95
                    Lender PMI                                                                                            0.00
                    Total Advances                                                                                5,854,606.80
                    Group 1 Advances                                                                              4,366,083.98
                    Group 2 Advances                                                                              1,488,522.82

Mortgage Pool Information
                    Total Principal Balance                                                                     298,772,884.64
                    Loan Count                                                                                           3,714
                    Weighted Average Remaining Term                                                                        308
                    Weighted Average Loan Rate                                                                          8.9951%
                    Aggregate Amount of Prepayment                                                                3,192,981.38
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                           145,026,680.03
                    Non-Pro Principal Balance                                                                   144,872,086.81
                    Po Principal Balance                                                                        154,593.22
                    Loan Count                                                                                  2,017
                    Weighted Average Remaining Term                                                             307
                    Weighted Average Loan Rate                                                                  8.571%
                    Aggreate Amount of Prepayment                                                               378,296.26
                    Aggreate Amount of Repuchased Principal                                                                0.00
                    Aggreate Amount of Realized Losses                                                                     0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

                    Non-Pro Amount of Scheduled Principal                                                            158,557.23
                    Non-Pro Amount of Unscheduled Principal                                                          378,296.26
                    Po Amount of Scheduled Principal                                                                     176.01
                    Po Amount of UnScheduled Principal                                                                     0.00

Group 2 Loan Information
                    Principal Balance                                                                            153,746,204.61
                    Loan Count                                                                                            1,697
                    Weighted Average Remaining Term                                                                         309
                    Weighted Average Loan Rate                                                                          9.3890%
                    Aggregate Amount of Prepayment                                                                 2,814,685.12
                    Aggregate Amount of Repurchased Principal                                                              0.00
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

                    Basis Rick Reserve Fund Balance                                                                    5,000.00
                    Libor Carryover Amount                                                                                 0.00

                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                               August 25, 1999
Interest Shortfalls
                    Class ia1                                                                                              0.00
                    Class ia-io                                                                                            0.00
                    Class im1                                                                                              0.00
                    Class im2                                                                                              0.00
                    Class im3                                                                                              0.00
                    Class im4                                                                                              0.00
                    Class ib1                                                                                              0.00
                    Class ib2                                                                                              0.00
                    Class ib3                                                                                              0.00
                    Class iia                                                                                              0.00
                    Class iim1                                                                                             0.00
                    Class iim2                                                                                             0.00
                    Class iib1                                                                                             0.00
                    Class iib2                                                                                             0.00
                    Class iib3                                                                                             0.00


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category         Number    Principal Balance   Percentage
                1 Month           386        28,864,488.08        19.90%
                2 Months          251        20,101,368.35        13.86%
                3+ Months         293        23,342,523.85        16.10%
                Total             930        72,308,380.28        49.86%


                     Group 2
                Category         Number    Principal Balance   Percentage
                1 Month          227         21,718,992.33        14.13 %
                2 Months         119          9,968,590.15         6.48 %
                3+ Months         98          8,255,486.21         5.37 %
                Total            444         39,943,068.69        25.98 %


                  Group Totals
                Category         Number    Principal Balance    Percentage
                1 Month          613         50,583,480.41        16.93 %
                2 Months         370         30,069,958.50        10.06 %
                3+ Months        391         31,598,010.06        10.58 %
                Total           1374        112,251,448.97        37.57 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                     Group 1
                                 Number    Principal Balance   Percentage
                                     89       6,520,801.24          4.50 %
                     Group 2
                                 Number    Principal Balance   Percentage
                                     16       1,429,617.83          0.93 %
                     Group Totals
                                 Number    Principal Balance   Percentage
                                    105       7,950,419.07          2.66 %


Number and Aggregate Principal Amounts of Bankruptcy Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                    511      32,393,896.84        22.34 %
                     Group 2
                                 Number    Principal Balance   Percentage
                                     45       3,723,049.62         2.42 %
                     Group Totals
                                 Number    Principal Balance   Percentage
                                    556      36,116,946.46        12.09 %


Number and Aggregate Principal Amounts of REO Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                     0             0.00             0%
                     Group 2
                                 Number    Principal Balance   Percentage
                                     0             0.00             0%
                     Group Totals
                                 Number    Principal Balance   Percentage
                                     0             0.00             0%
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-